UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 02, 2024

DANIMER SCIENTIFIC, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39280	84-1924518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Industrial Boulevard
Bainbridge, Georgia		39817
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 229 243-7075

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, $0.0001 par value per share	DNMR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

The Board of Directors (the “Board”) of Danimer Scientific, Inc. (the “Company”) has established July 9, 2024 as the date of the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). The time and location of the 2024 Annual Meeting will be set forth in the Company’s definitive proxy statement for the 2024 Annual Meeting to be filed with the Securities and Exchange Commission (the “SEC”).

The record date for determining stockholders entitled to notice of, and to vote at, the 2024 Annual Meeting will be the close of business on May 13, 2024. Because the date of the 2024 Annual Meeting is being advanced by more than 30 days from the anniversary date of the Company’s 2023 Annual Meeting of Stockholders, the Company is filing this Item 5.08 of this Current Report on Form 8-K to inform stockholders of this change and to provide the due date for the submission of any qualified stockholder proposals or qualified stockholder director nominations.

Stockholders who intend to present proposals for inclusion in the proxy materials for the 2024 Annual Meeting pursuant to Rule 14a-8 (the “Rule 14a-8”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must ensure that such proposals are received by the Company, in writing, at 140 Industrial Boulevard, Bainbridge, Georgia 39817, and be directed to the attention of the Corporate Secretary, no later than May 13, 2024, which the Company has determined to be a reasonable time before it expects to begin to deliver and make available its proxy materials, and must furthermore comply with all applicable requirements of Rule 14a-8.

To be considered timely, stockholders who intend to present proposals for director nominations or any other proposal at the 2024 Annual Meeting must provide notice in writing to the Company at 140 Industrial Boulevard, Bainbridge, Georgia 39817, and be directed to the attention of the Corporate Secretary, no later than the close of business on May 13, 2024, the tenth calendar day following the date of this Current Report on Form 8-K publicly announcing the date of the 2024 Annual Meeting. Stockholders are advised to review the Company’s Second Amended and Restated Bylaws, which contain additional requirements regarding advance notice of stockholder proposals and director nominations.

In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees, must provide notice to the Company that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 13, 2024.

Item 8.01 Other Events.

On May 2, 2024, the Company issued a press release announcing that the Board declared a distribution to the holders of record of the Company’s shares of common stock, par value $0.0001 per share (the “Common Stock”), in the form of warrants to purchase shares of Common Stock (the “Warrants”). The Warrants would be distributed on or about July 12, 2024, to the holders of record of Common Stock as of the close of business on May 13, 2024 (the “Distribution Record Date”). This transaction is subject to the Company’s stockholders approving a proposal to increase the number of shares of Common Stock authorized under the Company’s Fourth Amended and Restated Certificate of Incorporation at the Company’s upcoming annual meeting of stockholders, to be held on July 9, 2024.

The foregoing description is only a summary and is qualified in its entirety by reference to the press release, which is filed as Exhibit 99.1 attached to this Form 8-K and incorporated herein by reference.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A Form 8-A registration statement and prospectus supplement describing the terms of the Warrants will be filed with the SEC and will be available on the SEC’s website located at http://www.sec.gov. Holders of the Company’s Common Stock should read the prospectus supplement carefully, including the Risk Factors section included and incorporated by reference therein. This communication contains a general summary of the Warrants. Please read the warrant agreement when it becomes available as it will contain important information about the terms of the Warrants.

Forward Looking Statements

This Form 8-K contains forward-looking statements, including statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “may,” “anticipate,” “believe,” “could,” “expect,” “forecast,” “intend,” “plan,” “possible,” “potential,” and other words and terms of similar meaning. Such statements are based largely on our current expectations and projections about future events. Such statements speak only as of the date of this Form 8-K and are subject to a number of risks, uncertainties and assumptions, including, but not limited to, whether the Company’s stockholders will approve an increase in the authorized number of shares of the Company’s Common Stock that is a condition of the distribution of warrants described in this communication, whether the Company will derive the anticipated benefits of the transaction described in this communication and any unanticipated impacts of the warrant distribution on the Company’s business operations, and including those described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and future reports to be filed with the SEC. In light of these risks, uncertainties and assumptions, the forward-looking statements and events discussed in this Form 8-K are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Except as required by law, we disclaim any intention or responsibility for updating or revising any forward-looking statements contained in this news release.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 2, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Danimer Scientific, Inc.

Date:	May 2, 2024	By:	/s/ Stephen A. Martin
Stephen A. Martin Chief Legal Officer and Corporate Secretary